UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020 (March 31, 2020)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

Arconic Inc

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2020, in connection with the Separation and the Distribution (each as defined below), Howmet Aerospace Inc. (formerly known as Arconic Inc.) (the “Company” or “Howmet Aerospace”), entered into several agreements with Arconic Corporation (formerly known as Arconic Rolled Products Corporation) (“Arconic Corporation”), that govern the relationship of the parties following the Distribution, including the following:

•	Separation and Distribution Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement;

•	Howmet Aerospace Inc. to Arconic Corporation Patent, Know-How, and Trade Secret License Agreement;

•	Arconic Corporation to Howmet Aerospace Inc. Patent, Know-How, and Trade Secret License Agreement;

•	Arconic Corporation to Howmet Aerospace Inc. Trademark License Agreement (Arconic)

•	Arconic Corporation to Howmet Aerospace Inc. Trademark License Agreement (ARMX);

•	Master Agreement for Product Supply;

•	Second Supplemental Tax and Project Certificate and Agreement; and

•	Lease and Property Management Agreement.

Summaries of the material terms of these agreements can be found in the Information Statement of Arconic Corporation, dated February 13, 2020, which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Certain Relationships and Related Party Transactions.” These summaries are incorporated herein by reference. The foregoing descriptions of these agreements set forth under this Item 1.01 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the agreements, which are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9 and 2.10, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 1, 2020, the Company completed the previously announced separation of its business into two independent, publicly traded companies (the “Separation”). Following the Separation, Arconic Corporation holds the Global Rolled Products businesses (global rolled products, aluminum extrusions and building and construction systems) previously held by the Company. The Company retained the Engineered Products and Forgings businesses (engine products, fastening systems, engineered structures and forged wheels).

The Separation was effected by the distribution (the “Distribution”) of all of the outstanding shares of Arconic Corporation common stock to the Company’s stockholders who held shares of the Company’s common stock as of the close of business on March 19, 2020 (the “Record Date”). The Company’s stockholders of record as of the Record Date received one share of Arconic Corporation common stock for every four shares of the Company’s common stock held as of the Record Date. The Company did not issue fractional shares of Arconic Corporation common stock in the Distribution. Instead, each stockholder otherwise entitled to receive a fractional share of Arconic Corporation common stock will receive cash in lieu of fractional shares.

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Separation, Timothy D. Myers, former Executive Vice President of the Company and Group President, Global Rolled Products, resigned from his position with the Company. Mr. Myers became Chief Executive Officer of Arconic Corporation.

In addition, effective as of the Separation, Tolga Oal became Co-Chief Executive Officer and a director of the Company and John C. Plant, who previously served as Chief Executive Officer of the Company, became Co-Chief Executive Officer and continued as Executive Chairman of the Company.

In addition, in connection with the Separation and the Distribution, Messrs. Christopher L. Ayers, Elmer L. Doty, and E. Stanley O’Neal resigned as directors of the Company to serve on the Board of Directors of Arconic Corporation, effective as of immediately prior to the Separation.

Effective as of the Separation, Joseph S. Cantie, Robert F. Leduc, Jody G. Miller and Nicole W. Piasecki became directors of the Company. Mr. Cantie became a member of the Audit, Compensation and Benefits, and Finance Committees. Mr. Leduc became Chair of the Compensation and Benefits Committee. Ms. Miller became a member of the Governance and Nominating Committee. Ms. Piasecki became a member of the Compensation and Benefits Committee. In addition, effective as of the Separation, James F. Albaugh, who was already a director of the Company, became Lead Independent Director of the Company’s Board of Directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Board of Directors approved an amendment to the Company’s Certificate of Incorporation, which became effective as of 11:59 p.m. on March 31, 2020, pursuant to which all references in the Certificate of Incorporation to “Arconic Inc.” were replaced with references to “Howmet Aerospace Inc.”

The Company’s Board of Directors approved an amendment to the Company’s Bylaws, which became effective as of the completion of the Separation, pursuant to which all references in the Bylaws to “Arconic Inc.” were replaced with references to “Howmet Aerospace Inc.”

The foregoing description of the amendment to the Company’s Certificate of Incorporation is not complete and is subject to, and qualified in its entirety by reference to, the full text of the amendment, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference. The foregoing description of the amendment to the Company’s Bylaws is not complete and is subject to, and qualified in its entirety by reference to, the full text of the amendment, which was filed with the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 6, 2020, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 6, 2020, the Company issued a press release related to recent actions taken in response to the COVID-19 pandemic.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and in Exhibit 99.2 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 of Form 8-K and Exhibit 99.2 will not be deemed an admission that such information includes material information that is not otherwise publicly available.

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Item 8.01.	Other Events.

On April 1, 2020, the Company issued a press release announcing the completion of the Separation. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On April 6, 2020, the Company issued a press release announcing that it had completed the previously indicated early redemption of all of its 6.150% Notes due 2020 and early partial redemption of its 5.40% Notes due 2021 in the aggregate principal amount of $1,000,000,000 and $300,000,000, respectively. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following are filed as exhibits to this report:

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of March 31, 2020, by and between Arconic Inc. and Arconic Rolled Products Corporation

2.2	Tax Matters Agreement, dated as of March 31, 2020, by and between Arconic Inc. and Arconic Rolled Products Corporation

2.3	Employee Matters Agreement, dated as of March 31, 2020, by and between Arconic Inc. and Arconic Rolled Products Corporation

2.4	Patent, Know-How, and Trade Secret License Agreement, dated as of March 31, 2020, by and between Arconic Inc. and Arconic Rolled Products Corporation

2.5	Patent, Know-How, and Trade Secret License Agreement, dated as of March 31, 2020, by and between Arconic Rolled Products Corporation and Arconic Inc.

2.6	Trademark License Agreement, dated as of March 31, 2020, by and between Arconic Rolled Products Corporation and Arconic Inc.

2.7	Trademark License Agreement, dated as of March 31, 2020, by and between Arconic Inc. and Arconic Rolled Products Corporation

2.8	Master Agreement for Product Supply, dated as of March 31, 2020, by and between Arconic Massena LLC, Arconic Lafayette LLC, Arconic Davenport LLC and Arconic Inc.

2.9	Second Supplemental Tax and Project Certificate and Agreement, dated as of March 31, 2020, by and among Arconic Inc., Arconic Davenport LLC and Arconic Rolled Products Corporation

2.10	Lease and Property Management Agreement, dated as of March 31, 2020, by and between Arconic Inc. and Arconic Massena LLC

3.1	Amendment to Arconic Inc. Certificate of Incorporation

99.1	Information Statement of Arconic Corporation, dated February 13, 2020.

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Exhibit No.	Exhibit

99.2	Press Release of Howmet Aerospace Inc., issued April 6, 2020

99.3	Press release of Howmet Aerospace Inc., issued April 1, 2020.

99.4	Press release of Howmet Aerospace Inc., issued April 6, 2020.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Howmet Aerospace’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts and expectations relating to the growth of end markets; statements and guidance regarding future financial results or operating performance; statements regarding future strategic actions; and statements about Howmet Aerospace’s strategies, outlook, business and financial prospects. These statements reflect beliefs and assumptions that are based on Howmet Aerospace’s perception of historical trends, current conditions and expected future developments, as well as other factors Howmet Aerospace believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) the impact of the Separation on the businesses of Howmet Aerospace; (b) deterioration in global economic and financial market conditions generally, including as a result of pandemic health issues (including coronavirus and its effects, among other things, on global supply, demand, and distribution disruptions as the coronavirus outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations); (c) unfavorable changes in the markets served by Howmet Aerospace; (d) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (e) competition from new product offerings, disruptive technologies or other developments; (f) political, economic, and regulatory risks relating to Howmet Aerospace’s global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (g) manufacturing difficulties or other issues that impact product performance, quality or safety; (h) Howmet Aerospace’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (i) the impact of potential cyber attacks and information technology or data security breaches; (j) the loss of significant customers or adverse changes in customers’ business or financial conditions; (k) adverse changes in discount rates or investment returns on pension assets; (l) the impact of changes in aluminum prices and foreign currency exchange rates on costs and results; (m) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose Howmet Aerospace to substantial costs and liabilities; and (n) the other risk factors summarized in Howmet Aerospace’s Form 10-K for the year ended December 31, 2019 and other reports filed with the U.S. Securities and Exchange Commission. Market projections are subject to the risks discussed above and other risks in the market. The statements in this communication are made as of the date of this communication, even if subsequently made available by Howmet Aerospace on its website or otherwise. Howmet Aerospace disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: April 6, 2020	By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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